IMPORTANT LISTING INFORMATION UNDERSTANDING THE ARC HT LISTING EVENT American Realty Capital Healthcare Trust (“ARC HT”) announced on March, 31, 2014 that it intends to list its common stock on NASDAQ under the ticker symbol HCT on April 7, 2014 (the “Listing”) and commence a tender offer to purchase up to $150 million of its shares of common stock at a price equal to $11.00 per share (“the Tender Offer”) on the same date. Additional and updated information can be found at ARC HT’s website www.thehealthcarereit.com ARC HT STOCKHOLDER IMPACT OF THE LISTING ARC HT stockholders will be able to transfer, sell or buy additional ARC HT shares upon commencement of trading under ticker symbol HCT. There will be no cost to stockholders relating specifically to the Listing, but stockholders may incur costs if they sell shares on NASDAQ. MOVING/SELLING SHARES Immediately upon Listing, the ARC HT shares will be tradeable under the ticker symbol HCT. For most IRA and other custodial accounts, reconciliation will be performed prior to the Listing and those shares will be moved in bulk automatically to the custodian. For all other accounts, shares will need to be moved to brokerage accounts using a DRS (Direct Registration System) movement. For a DRS, an investor informs his or her broker to initiate a DRS share movement. The broker submits the required information to their back office or directly through the DTCC, which will handle the actual movement of shares. This process takes three business days from initiation to deposit of shares into the stockholder’s brokerage account. If you do not have a brokerage account you must establish one before you can move your shares. IMPORTANT INFORMATION You will need to the have the following information on hand when initiating a DRS request: • CUSIP: 02917R108 • LPS OR DTC NUMBER: 07889 • TICKER SYMBOL: HCT • YOUR ARC HT ACCOUNT NUMBER: (Usually begins with 150XXXXXX) • YOUR BROKERAGE ACCOUNT NUMBER TRANSFER AGENT The transfer agent for ARC HT is DST Systems. There will be no change in ARC HT account numbers upon Listing. ARC HT account numbers are included on statements and confirms currently sent monthly to ARC HT stockholders. Account confirmations are also available to stockholders and financial advisors. Stockholders may access their account through www.americanrealtycap.com Financial advisors may obtain account confirmations through www.dstvision.com Stockholders and financial advisors may call the transfer agent for ARC HT by dialing 877-373-2522. FRACTIONAL SHARES In order to facilitate a smooth and orderly share transfer process, fractional shares will not be listed on NASDAQ. All stockholders will be paid in cash for their fractional share shortly after the Tender Offer ends. Stockholders can expect to receive a payment for any fractional shares they own in an amount equivalent to $11.00 per share of ARC HT, which is the purchase price per share in the Tender Offer. ACCOUNT RECONCILIATION PERIOD In anticipation of the Listing, no changes to account information can be processed between Thursday, April 3rd and Thursday, April 10th. TENDER OFFER ARC HT has announced that it intends to commence the Tender Offer on April 7, 2014 for approximately 13.5M shares at $11.00/share or a maximum of $150 million. The Tender Offer will end on May 2, 2014. If more shares are tendered than can be honored under the $150M cap all tenders will be pro-rated, except for odd-lot tenders.

IMPORTANT LISTING INFORMATION All current stockholders and anyone who acquires shares before the expiration date of the tender will be eligible to tender their shares. Stockholders who move their shares to a brokerage account must tender their shares through their brokerage. Stockholders who hold their shares directly at the company’s transfer agent may use the letter of transmittal that they receive in the mail from ARC HT. DUE TO THE TIMING OF THE COMMENCEMENT OF THE TENDER OFFER, ALL STOCKHOLDERS WILL RECEIVE A HARD COPY OF THE TENDER MATERIALS. IF YOU MOVE YOUR SHARES TO A BROKERAGE ACCOUNT, OR IF YOUR CUSTODIAN MOVES SHARES TO A BROKERAGE ACCOUNT FOR YOU, YOU MUST MAKE ANY TENDER THROUGH YOUR BROKERAGE AND CANNOT SUBMIT THE FORM YOU RECEIVE TO PROPERLY TENDER YOUR SHARES. Reasonable efforts will be made to cure any tender received that is not in good order, but ARC HT and its designees are under no obligation to contact stockholders or their financial advisors regarding tenders not received in good order. Payment for accepted tenders will be made promptly after expiration of the Tender Offer. DISTRIBUTIONS ARC HT announced that, effective April 11, 2014, ARC HT’s Distribution Reinvestment Plan (the “DRIP”) was suspended. The final issuance of shares of common stock pursuant to the DRIP occured in connection with the Company’s March 2014 distribution and was paid on April 1, 2014. Additionally, ARC HT announced that, following the Listing, it will begin paying distributions on the 15th day of each month to stockholders of record as of close of business on the 8th day of such month, commencing with a distribution payable on April 15, 2014 to stockholders of record on April 8, 2014. FREQUENTLY ASKED QUESTIONS HOW DO I SELL MY SHARES AFTER THE LISTING? Once the shares are moved to a brokerage account, you can follow your brokerage platform’s procedures and sell as soon as the shares are available. WHAT HAPPENS IF I NEVER TRANSFER MY SHARES TO A BROKERAGE ACCOUNT? Your account will continue to be held directly by our transfer agent. CAN ARC HT REQUEST A SHARE MOVEMENT FOR ME? No, share movements must be initiated from the recipient (i.e. this is a “pull” and cannot be a “push”). WILL I RECEIVE A NEW ARC HT ACCOUNT NUMBER? No, ARC HT stockholders will have the same account number after the Listing. For any other questions regarding the Listing, contact: American National Stock Transfer, LLC 405 Park Avenue, 12th Floor New York, NY 10022 Phone: (877) 373-2522 Facsimile: (646) 861-7793

IMPORTANT LISTING INFORMATION IMPORTANT LISTING INFORMATION ADDITIONAL INFORMATION AND WHERE TO FIND IT The information set forth herein is for informational purposes only and is not a Tender Offer to buy or the solicitation of a Tender Offer to sell any shares. The full details of the Tender Offer, including complete instructions on how to tender shares, will be included in the Tender Offer to purchase, the letter of transmittal and related materials (the “Tender Offer Materials”), which ARC HT intends to file with the U.S. Securities and Exchange Commission (the “SEC”) and which will become available to stockholders promptly following commencement of the Tender Offer. STOCKHOLDERS ARE URGED TO READ THE TENDER OFFER MATERIALS (INCLUDING ALL AMENDMENTS AND SUPPLEMENTS THERETO) AND OTHER RELEVANT DOCUMENTS FILED WITH THE SEC, IF AND WHEN THEY BECOME AVAILABLE, CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT ARC HT AND THE TENDER OFFER. Stockholders will be able to obtain, without charge, a copy of the Tender Offer Materials and other relevant documents filed with the SEC from the SEC’s website at http://www.sec.gov. Copies of the documents filed by ARC HT with the SEC are also available on ARC HT’s website at http://www.thehealthcarereit.com. FORWARD-LOOKING STATEMENTS Certain statements made in this presentation are forward-looking statements. These forward-looking statements include statements regarding ARC HT’s intent, belief or current expectations and are based on various assumptions. These statements involve substantial risks and uncertainties. Actual results or events could differ materially from the plans, intentions and expectations disclosed in the forward-looking statements that ARC HT makes. Forward-looking statements may include, but are not limited to, statements regarding stockholder liquidity and investment value and returns. The words “anticipates,” “believes,” “expects,” “estimates,” “projects,” “plans,” “intends,” “may,” “will,” “would” and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. Actual results may differ materially from those contemplated by the forward-looking statement. Further, forward-looking statements speak only as of the date they are made, and ARC HT undertakes no obligation to update or reverse any forward-looking statement to reflect changed assumptions, the occurrence of unanticipated events on changes to future operating results, unless required to do so by law. Factors that might cause such differences include, but are not limited to: ARC HT’s ability to complete the Listing of its shares of common stock on the NASDAQ Stock Market (“NASDAQ”); ARC HT’s ability to complete the Tender Offer; the price at which its shares of common stock may trade on the NASDAQ, which may be higher or lower than the purchase price in the Tender Offer; the number of shares acquired in the Tender Offer; the cost of any indebtedness incurred to fund the Tender Offer; the impact of current and future regulation; the effects of competition; the ability of American Realty Capital Healthcare Advisors, LLC, ARC HT’s advisor (the “Advisor”), to attract, develop and retain executives and other qualified employees; changes in general economic or market conditions; and other factors, many of which are beyond ARC HT’s control. All forward-looking statements should be read with the risks factors described in ARC HT’s reports filed with the SEC, particularly in the “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” sections of ARC HT’s latest Annual Report on Form 10-K, as filed with the SEC.